Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Foursight Capital, LLC

265 East 100 South, Suite 300

Salt Lake City, Utah 84111

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Foursight Capital, LLC (the “Company”) and J.P. Morgan Securities LLC (the “Other Specified Party” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of automobile receivables in connection with the proposed offering of Foursight Capital Automobile Receivables Trust 2018-2, Automobile Receivables Backed Notes.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On October 8, 2018, representatives of the Company provided us with a computer-generated automobile receivable data file and related record layout containing data, as represented to us by the Company, as of the close of business October 6, 2018, with respect to 8,789 automobile receivables (the “Statistical Data File”). At the Company’s instruction, we randomly selected 100 automobile receivables (the “Sample Receivables”) from the Statistical Data File and performed certain comparisons and recomputations for each of the Sample Receivables relating to the automobile receivable characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics

1. Account number (for informational purposes only)

2. Vehicle identification number (“VIN”)

3. Contract purchase date

4. Original amount financed

5. Original term to maturity

6. Original obligor state

7. Original obligor zip code

8. Vehicle make

9. Vehicle model year

10. Vehicle type (new/used)

11. Remaining principal balance

12. Remaining term to maturity

13. Current monthly P&I payment

14. Current annual percentage rate

15. Original monthly P&I payment

16. Original annual percentage rate

Member of

Deloitte Touche Tohmatsu Limited

We compared Characteristics 2. through 10. to the corresponding information set forth on or derived from the Retail Installment Sales Contract (the “Contract”).

We compared Characteristics 2. through 5. and Characteristics 8. through 14. to the corresponding information set forth on the Company’s loan servicing system (the “Servicing System”).

We compared Characteristics 15. and 16. to the corresponding information set forth on the Contract or the “Cure Letter.”

Further, we compared Characteristic 2. to the corresponding information set forth on the Title Certificate, Application for Title or Guarantee of Title, Lien and Title Information, Notice of Lien, Confirmation of Lien Perfection, Vehicle Ownership Registration Form, Electronic Verification of Title, Vehicle Dealer Temporary Permit, Dealer Rebuilder or Lessor’s Report of Sale or Lease, Department of Financing & Administration Direct Lien Filling or other related correspondence (collectively, the “Title Certificate”).

For purposes of our procedures and at your instruction:

•

with respect to our comparison of Characteristic 6., for the Sample Receivable indicated in Appendix A, we observed a difference with respect to the original obligor state set forth on the Statistical Data File when compared to the original obligor state set forth on the Contract. For this Sample Receivable, we were instructed to compare the original obligor state set forth on the Statistical Data File to the corresponding information set forth on the Servicing System. Such comparison was found to be in agreement; and

•

with respect to our comparison of Characteristic 7., for the Sample Receivables indicated in Appendix B, we observed a difference with respect to the original obligor zip code set forth on the Statistical Data File when compared to the original obligor zip code set forth on the Contract. For these Sample Receivables, we were instructed to compare the original obligor zip code set forth on the Statistical Data File to the corresponding information as set forth on the Application (as defined below). Such comparisons were found to be in agreement.

In addition to the procedures described above, for each of the Sample Receivables, we looked for the existence of the following:

•	a signed Contract (as defined above);

•	a Title Certificate (as defined above);

•	the security interest of the Company is indicated on the Title Certificate; and

•	a signed Credit Application or an Application for Financing (collectively, the “Application”).

The automobile receivable documents described above, including any information obtained from the Servicing System, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Receivable Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Receivable Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Receivable Documents. In addition, we make no representations as to whether the Receivable Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Receivables.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above mentioned Receivable Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile receivables underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile receivables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

October 22, 2018

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 22, 2018.

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Characteristic 6. for the following Sample Receivable:

2546619

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 22, 2018.

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Characteristic 7. for the following Sample Receivables:

2673983
2696252

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.